DML

     Agreement dated, April 15.2003 by and between, DML Marketing Corp. and CHAMPIONLYTE PRODUCTS INC (CPLY). ("Client")

                                    PREAMBLE

Whereas CHAMPIONLYTE PRODUCTS INC desires to develop a program for dissemination of information pursuant to its obligations under The Exchange Act in compliance with the restrictions on dissemination of material inside information contained in proposed Regulation FD, current Sections 20 and 21A thereof, and in compliance with the requirements of Section 17(b) af the Securities Act, and deems it to be in its best interest to retain DML Marketing Corp. to render CHAMPIONLYTE PRODUCTS INC such services as may be needed; and

1. DEFINITIONS

1.1 "Client" means, with reapect to any given Person, and other Person directly or indirectly Controlling, Controlled by, or under common Control with, such person.

1.2 "Agreement" means this agreement and its schedules.

1.3 "Content" means the text data, and images, whether provided by DML Marketing Carp. or a third party that are included in the product.

1.4 "Control" over a person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or other equity interest, representation on its board of directors or body performing similar functions, by contract or otherwise. The terms "Controlling" and "Controlled" will have corollary meanings.

1.5 "Damages" means liabilites, damages, awards, settlements, losses, claims and expenses, including reasonable attorney's fees and expenses and costa of investigation.

1.6 "Final Acceptance Criteria" means testing to determine whether the service performs the specified functions consistently and substantially in conformance with all material requirements and operate with internal consistency.

1.7 "Hypertext Link" means a URL, (or icon, logo, highlighted or colored test, figures or image representing a URL) on which a user may point and click, or otherwise send a command, to access another Internet Site.

1.8 "Client Internet Site" means the internet site owned and operated by the Client and is accessed via the URL(s) and any related Mirror Site.

l.9 "Client Marks" means the names, trsdemarks and service marks of client and its affiliates.

1.10 "Intellectual Property Rights" means any patent, design right, copyright, trademark, service mark (and any application or registration respecting the foregoing), database right, trade secret. know-how and/or present or future intellectual property rights of any type, wherever in the world enjoyable.

1.11 "Launch Date" means the date DML Marketing Corp. provides notice to client that the product is completed and may be made available to Users.

1.12  "Laws"  means  laws  regulations,   rules  or  order  of  any  government,
administrative authority or court.

1.13 "Material Defect" means any error, problem or defect in the product that causes the product materially not to meet the specifications when the product ie uaed for its intended purpose.

1.14 "Mirror Site" means an Internet site which contains the exact form and content (including identical pages) of a particular Internet Site which (a) is located at a geographic location distinct from such internet site and (b) is created for the purpose of improving performance and accessibility to such Internet Site.

1.15 "Person" means any individual, corporation, limited-liability company, partnership, firm, joint venture, association. joint-stock company, trust, or other entity or organization, includlng a government or political subdivision or an agency or instrumentality thereof.

1.16 "Product" DML Marketing Corp. company spotlight customized with clients information.

l.17 DML Marketing Corp. Marks" means the names, trademarks graphics and service marks of DML Marketing Corp. and its affiliates.

1.18 DML Marketing Corp Product" means the internet product(s) and any generally released upgrades of said products as described in Schedule 1.

1.19 DML Marketing Cop. Server" means a web server located at DML Marketing Corp. offices, or a third party site, selected by DML Marketing Corp. In its sole discretion.

1.20 DML Marketing Corp. internet site" means the internet sites owned and operated DML Marketing Corp. and any related mirror site.

1.21 DML Marketing Corp. means, collectively, DML Marketing Corp. and tts affiliates as of the date of determination.

1.22 "Visitors" means all persons that access DML Marketing Corp, internet site.

1.23 Rules of Construction. As used in this Agreement, all terms in the singular shall be deemed to include the plural, and vice versa, as the context may require. The words, "herein," "hereof" and "hereunder" and other words of similar import refer to this agreement as a whole, including the exhibits and scheduleles hereto, as the same may from time to time be amended or supplemented. The word "including" when used herein is not intended to be exclusive, or to limit the generality of the preceding words, and means "including, without limitation".

2. TERMS

2.1 "Initial Terms" the initial terms of this agreement will take effect on April 15,2003 (the "launch date") and will terminate April 14, 2004.

2.2 "Renewal" Unless client gives the other party written notice prior to no renewal will be available.

2.3 Termination of this agreement at any time sole discretion of DML Marketing Corporation with understandlng that DML Marketing Corporation relies upon Good Business Practices.

3. PRODUCT AND SERVICES

3.0 Assist CHAMPIONLYE PRODUCTS INC to: Disseminate informatian pursuant to its obligations under the Exchange Act in compliance with the restrictions on dissemination of material inside information contained in proposed Regulation FD, current Sections 20 and 21A thereof, and in compliance with the requirements of Section 17(b) of the Securities Act:

Subject to full compliance with the requirements of Section 17(b) of the Securities Act, to the extent applicable, distribute information concerning CHAMPIONLYTE PRODUCTS INC in periodicals and newsletters distributed to subscribers sophisticated in financial and securities matters.

3.1 "Product" DML Marketing Corp shall provide the service for the client to display corporate information on

                                                                    Page 3 o f 5

CHAMPIONLYTE PRODUCTS INC internet property.

3.2 "Delivery and Acceptance" Within seven days of delivery and demonstration by DML Marketing Corp. of each co-product, client will (a) provide written notice of acceptance or (b) provide written notice of rejection setting forth each material defect in the co-branded product. Failure by client to deliver such notice within seven days shall constitute acceptance of the product.

3.3 "New Products" >From time to time, DML Marketing Corp. shall offer client additional products. In the event that client wishes to also use these new products, the new products will be added via a written amendment to the product definition in Schedule 1 and shall be subject to the same terms and conditions of this agreement, including the delivery and acceptance terms listed in Section 3.2, With respect to delivery and acceptance, however, client may decide to reject any such new product, but in so doing client may only terminate the agreement with respect to that particular new product and not with respect to the entire agreement or with respect to previously added new products which had already been accepted.

3.4 "Licenses" DML Marketing Corp. hereby grants client, during the term, the worldwlde, non-exclusive, not-transferable right, subject to the terms and conditions of this agreement, to use DML Marketing Corp. name and links in correspondence and releades.

3.5 "Withdrawal of a Service" DML Marketing Corp. may cancel all or part of the product at anytime and at their sole discretion. Termination will also occur if the provision of all or part of that product:

(a) Becomes the subject of a claim that such services infringe the ownership rights of any third person or that DML Marketing Corp. otherwise does not have the right to permit others to use such services.

(b) depends on an agreement between a DML Marketing Corp. group member and a third person, and that agreement is modified or terminated for any reason on breached by the third person and as a result DML Marketing Corp. is unable to continue to provide all or part of the product upon terms reasonably acceptable to the client.

c) becomes illegal or contrary to any applicable Law.

3.6) DML Marketing Corp. agrees, under the terms of the contract, to add clients corporate information to internet properties and any co-branded or mirror web sites for the time frame specified in schedule 2.1. DML Marketing Corp. also agrees to provide a private e-mail to a minimum of 3,500,000 opt-in members and will have sole discretion to license this right to other partners and other branded or co-branded web sites for additional exposure.

a) Client understands that web traffic is a variable number and agrees that DML Marketing Corp. possess full rights to the promotion of any and all Internet properties.

b) DML Marketing Corp. agrees not to distribute unsolicited email.

4. CLIENT OBLIGATIONS

4.1 "Development Assistance" Client shall provide DML Marketing Corp. with reliable corporate information and contacts regarding client's bussiness and client's stock in order to facilitate DML Marketing Corp.'s obligations hereunder.

4.2 Client shall provide information that is legally allowable under all SEC and other government law in regards to statements made.

5. PROMOTION AND BRANDING

5.1 "Promotion" Client shall understand DML Marketing Corp. may license other internet properties to display clients corporate information.

5.2 DML Marketing Corp. shall allow all visitors to it's internet property, mirror sites and co-branded sites FREE access to corporate information.

6. LIABILITY

6.1 Client understends that DML Marketing Corp. makes no warranties on result of said product.

6.2 Client relieves DML Marketing Corp. from any losses, damages, monetary or otherwise that may occur due to the content of company profile.

6.3 DML Marketing Gorp warrants and represents that it will make no knowingly false claims or misleading statements on behalf of client; DML Marketing Corp., not the client will be responsible for any knowingly false claims or misleading statements made on behalf of the client.

7.RECOMMENDATIONS

7.1 Client understands that the publishers of DML Marketing Corp. are not broker dealers or registered investment advisors and are not acting in any way to make recommendations to the purchase of sale of any security.

7.2 Client understands that DML Marketing Corp. will make no offer to buy or sell securities.

7.3 DML Marketing Corp. will recommend that any visitor/member considering trading or investing in said security do so only after speaking with a stockbroker or registered financial advisor.

7.4 DML Marketing Corp. agrees that since ChampionLyte Products, Inc. is a 'Fully Reporting Company' as that term is commonly defined and therefore subject to the 1933 and 1934 Securities Acts as amended (the "acts"), DML Marketing Corp. shell adhere to any and all applicabls state and federal securities laws as it relates to the dislosures as it relates to its compensation under the Agreement.

7.5 DML Marketing Corp. understands that this agreement is being drafted in light of recent regulatory emphasis on investor relations, corporate communications and to ensure compliance to such rules and regulations as they may occur or may change in the futures and to protect both DML Marketing Corp. as well as the Company.

7.6 DML Marketing Corp. further agreee that none of its officers, directors, principals, affiliates or sub-contractors have been convicted of any local, state or federal offense of a securities nature or any felony conviction or are currently or have been the subject of any regulatory investigation, whether actions or charges have been brought except as disclosed in writing to the company.

7.7 The Company represents that any equity based compensation under the Agreement is not and shall not be the result of issuance of shares under Form S-8 or other similar registration and that such compensation has been fully paid and is non-assessable.

7.8 Both DML Marketing Corp. and the Company agree that all such amendments and modifications to the Agreement shall be done in writing and no oral amendments shall be binding upon either DML Marketing Corp. or the Company.

8.FEES

8.1 Fees for the service will be 1,000,000 free trading CHAMPIONLYTE PRODUCTS INC (CPLY) shares delivered prior to the launch date (2.1)

8.2 Client understands that fees are non-refundable and binding upon signature.

8.3 DML Marketing Corp. will make full disclosure of payment from client in accordance with the requirements of the U.S. Securities and Exchange Commission at all times.

By signing this agreement you are acknowledging that you have read and agree to all the terms and conditions above.

Company Name: CHAMPIONLYTE PRODUCTS INC

Ticker Symbol: CPLY

Address:

Championlyte Products Inc.
1356 NW Boca Raton Blvd.
Boca Raton, FL  32432
X /s/ illegible
 -------------------------

      Signature

Representing Championlyte Products Inc.

X /s/ Do   M. Levy
  --------------------------

      Signature

Representing DML Marketing Corp.

------------------------------